UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 5, 2005

ARGENTEX MINING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-49995

(Commission File Number)

71-0867623

(IRS Employer Identification No.)

1066 West Hastings Street, Suite 2000, Vancouver, BC V6E 3X2

(Address of principal executive offices and Zip Code)

604.601.8336

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 5, 2005, we entered into the following four stock option agreements, pursuant to which we granted the following stock options to the following persons pursuant to our 2005 Incentive Stock Option Plan:

Stock Option Agreement with one of our directors granting him the right to purchase a total of 500,000 shares of our common stock at an exercise price of $0.10 per share exercisable for a period of ten years. These options will vest as to 33 1/3% on July 5, 2006, 33 1/3% on July 5, 2007 and 33 1/3% on July 5, 2008.

Stock Option Agreement with one of our directors granting him the right to purchase a total of 500,000 shares of our common stock at an exercise price of $0.50 per share exercisable for a period of ten years. These options will vest as to 33 1/3% on July 5, 2006, 33 1/3% on July 5, 2007 and 33 1/3% on July 5, 2008.

Stock Option Agreement with one of our directors granting him the right to purchase a total of 100,000 shares of our common stock at an exercise price of $0.50 per share exercisable for a period of ten years. These options will vest as to 33 1/3% on July 5, 2006, 33 1/3% on July 5, 2007 and 33 1/3% on July 5, 2008.

Stock Option Agreement with one of our consultants granting him the right to purchase a total of 50,000 shares of our common stock at an exercise price of $0.50 per share exercisable for a period of five years. These options will vest as to 20% on July 5, 2006, 20% on July 5, 2007, 20% on July 5, 2008 and 20% on July 5, 2009.

Item 3.02. Unregistered Sales of Equity Securities.

On July 5, 2005, we entered into the following four stock option agreements, pursuant to which we granted the following stock options to the following persons pursuant to our 2005 Incentive Stock Option Plan:

Stock Option Agreement with one of our directors granting him the right to purchase a total of 500,000 shares of our common stock at an exercise price of $0.10 per share exercisable for a period of ten years. These options will vest as to 33 1/3% on July 5, 2006, 33 1/3% on July 5, 2007 and 33 1/3% on July 5, 2008.

Stock Option Agreement with one of our directors granting him the right to purchase a total of 500,000 shares of our common stock at an exercise price of $0.50 per share exercisable for a period of ten years. These options will vest as to 33 1/3% on July 5, 2006, 33 1/3% on July 5, 2007 and 33 1/3% on July 5, 2008.

Stock Option Agreement with one of our directors granting him the right to purchase a total of 100,000 shares of our common stock at an exercise price of $0.50 per share exercisable for a period of ten years. These options will vest as to 33 1/3% on July 5, 2006, 33 1/3% on July 5, 2007 and 33 1/3% on July 5, 2008.

Stock Option Agreement with one of our consultants granting him the right to purchase a total of 50,000 shares of our common stock at an exercise price of $0.50 per share exercisable for a period of five years. These options will vest as to 20% on July 5, 2006, 20% on July 5, 2007, 20% on July 5, 2008 and 20% on July 5, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGENTEX MINING CORPORATION

/s/ Kenneth Hicks

By: Kenneth Hicks, President

Date: July 6, 2005